OPPENHEIMER BALANCED FUND/VA

Series of Oppenheimer Variable Account Funds

Supplement dated December 15, 2008 to the

Prospectus dated April 29, 2008

    This supplement amends the Prospectus of Oppenheimer Balanced Fund/VA (the “Fund”) dated April 29, 2008 and supersedes the prior supplement dated December 15, 2008.

    The section “How the Fund Is Managed – The Manager – Portfolio Managers” beginning on page 11 is deleted in its entirety and replaced with the following:

Portfolio Managers. The equity component of the Fund's portfolio is managed by Emmanuel Ferreira, and the fixed income component of the Fund's portfolio is managed by Benjamin J. Gord, Geoffrey Caan, Thomas Swaney and Antulio N. Bomfim.

Mr. Ferreira is the portfolio manager of the equity component of the Fund's portfolio. He has been a Vice President and portfolio manager of the Fund, and Vice President of the Manager since January 2003. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. He was formerly Portfolio Manager at Lashire Investments from July 1999 through December 2002. Mr. Ferreira is primarily responsible for the day-to-day management of the equity component of the Fund's portfolio.

The Fund's fixed-income component is managed by a portfolio management team comprised of Benjamin Gord, Geoffrey Caan, Thomas Swaney and Antulio N. Bomfim. This portfolio management team is primarily responsible for the day-to-day management of the fixed-income component of the Fund’s portfolio.

Mr. Gord has been a Vice President and portfolio manager of the Fund since February 2006 and a Vice President of the Manager since April 2002. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Gord was an Executive Director and a senior fixed income analyst at Miller, Anderson & Sherrerd from April 1992 through March 2002.

Mr. Caan has been a Vice President and portfolio manager of the Fund since February 2006 and a Vice President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Caan was a Vice President of ABN AMRO N.A., Inc. from June 2002 through August 2003, and a Vice President of Zurich Scudder Investments from January 1999 through June 2002.

Mr. Swaney has been a Vice President and portfolio manager of the Fund and a Vice President of the Manager since April 2006. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Swaney was a senior analyst of the Manager's High Grade Investment Team from June 2002 to March 2006. Prior to joining the Manager in June 2002, Mr. Swaney was a senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management, from May 1998 through May 2002.

     Mr. Bomfim has been a Vice President and portfolio manager of the Fund since February 2006 and a Vice President of the Manager since October 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Bomfim was a Senior Economist at the Board of Governors of the Federal Reserve System from June 1992 to October 2003.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

December 15, 2008                                                                                                   PS0670.011